SCHEDULE OF OPERATING LEASE RELATED ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	May 31, 2025	May 31, 2024
Right-of-use Assets
Operating lease, right-of-use asset, net	$ 1,041	$ 1,056
Right-of-use asset, net	1,041	1,056
Operating lease liabilities	73	111
Total operating lease liabilities, current	73	111
Operating lease liabilities	1,041	1,064
Total operating lease liabilities, non-current	1,041	1,064
Total lease liabilities	$ 1,114	$ 1,175